UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 21, 2011

J.B. POINDEXTER & CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123598	76–0312814
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

600 Travis, Suite 200, Houston, Texas 77002

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code:  (713) 655–9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a press release issued on March 21, 2011, J.B. Poindexter & Co., Inc. announced the death of William J. Bowen, a director of J.B. Poindexter & Co., Inc. since 1988.

The Company has commenced the search for a new director.

Item 9.01.              FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following exhibit is included with this report:

99.1         Press release dated March 21, 2011 entitled “J.B. Poindexter & Co., Inc. Announces Death of Board Member — William J. Bowen”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

J.B. POINDEXTER & CO., INC.

Date: March 21, 2011	By:	/s/ Michael O’Connor
Michael O’Connor
Chief Financial Officer